ASSIGNMENT OF PATENT

     WHEREAS, the undersigned (the "Patentee") did obtain a United States Patent for Transparent Solar Cell and Method of Fabrication (Device), No. 6,180,871, dated January 30, 2001 (the "Patent");

     WHEREAS, the Patentee is the sole owner of the Patent;

     WHEREAS,  XsunX,  Inc., a Colorado  corporation  previously named Sun River
Mining, Inc. (the "Assignee") whose mailing address is 7609 Ralston Road, Arvada, CO 80002, desires to acquire the entire right, title, and interest in and to the Patent.

     NOW THEREFORE, in consideration for the sum of one dollar ($1.00), shares of the common stock of the Assignee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Patentee does hereby sell, assign, and transfer to the Assignee the entire right, title, and interest in and to the Patent to be held and enjoyed by the Assignee for its own use and on its own behalf, and for its legal representatives and assigns, to the full end of the term for which the Patent has been granted, as fully and entirely as the Patent would have been held by the Patentee had this assignment and sale not been made.

         Executed this 25 day of September 2003 at Camarillo,
California.


                                                     XOPTIX, INC.



                       By:
                             --------------------------------------------------
                              Douglas O'Rear, President



State of                                             )
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County of                                            )
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Before me personally appeared said
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and acknowledge that the foregoing instrument to be his free act and deed this
25th day of September, 2003


                                         (Notary Public)
         Seal